UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 1, 2003

Date of Report (Date of earliest event reported)

 000-26969

Commission File Number

-----------------------------------

SECURE SIGN, INC.

(Exact name of registrant as specified in its charter)

Colorado, U.S.A.                                                                                               84-1343219

(State or other jurisdiction of                                                                              (I.R.S. Employer

 incorporation or organization)                                                                           Identification No.)

18904 Hwy 99, Suite D, Lynnwood, Washington 98036

(Address of principal executive offices)

(425) 670-8142

(Issuer's telephone number, including area code)

N/A

(Former name, former address and former fiscal year,

if changed since last report)

Item 2.01. Completion of Acquisition or Disposition of Assets.

    (a)    Effective October 1, 2003, the Registrant ("SVC") (formerly Secure Sign, Inc.) and Pocketpass.com, Inc. ("Pocketpass"), a corporation organized under the laws of the state of California, concluded a Share Exchange Agreement (the "Agreement") whereby the Registrant agreed to acquire a minimum of 90% of the issued and outstanding capital interests and/or shareholdings of Pocketpass. The combination of these entities will be accounted for as a recapitalization with Pocketpass deemed to be the accounting acquirer.

    This Current Report on Form 8-K/A amends Items 7(a) and 7(b) of the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2003, regarding the Share Exchange Agreement. The purpose of this amendment is to provide the financial statements of the business acquired as required by Item 7(a) and the pro forma financial information required by Item 7(b), which financial statements and information were excluded from the original filing in reliance on Items 7(a)(4) and 7(b)(2), respectively, of Form 8-K.

 The principal terms of the Agreement were:

    1.     For each share of common stock of PocketPass tendered, SVC Financial Services shall issue one share of its common stock such that a total of approximately 24,933,836 shares of Common Stock of SVC Financial Services (the "SVC Financial Services Shares") may be issued assuming the tender of all of the outstanding shares of Common Stock, and the exercise or conversion of all outstanding warrants, options and convertible securities in to Common Stock, of PocketPass. The SVC Financial Services Shares will be restricted against resale pursuant to the provisions of Federal and state securities laws. The PocketPass shares to be tendered will represent at least 90% of all of the issued and outstanding Common Stock PocketPass shares owned by each shareholder and the number of SVC Financial Services Shares which each shareholder will receive in the Exchange are set forth in Exhibit A hereto, which will constitute in the aggregate approximately 82.6% (assuming tender of all shares outstanding and the exercise or conversion of all outstanding options, warrants and securities convertible into SVC Financial Services common shares of the then-outstanding ownership of the combined entity. This Agreement will be consummated provided that at least 90% of the PocketPass shares are tendered for exchange. Any remaining shareholders who choose not to exchange their shares will remain as minority shareholders in the subsidiary. As of October 1, 2004, 18,511,183 shares of the Registrant were issued with the remainder being held available for conversion of options warrants and notes.

    2.     As a result of this transaction, there will be 1,989,251 shares of previously issued common stock, plus 18,511,183 shares of newly-issued common stock for a total of 20,500,434 shares of common stock issued and outstanding as of October 1, 2004.

     3.     The Registrant's Board of Directors has appointed the followingindividuals designated by Pocketpass to assume open director seats: Len Hartkemeier, Douglas Denhoff, Christopher Haigh, M. Yaqub Mirza and Inder Singh.

     4.     Pocketpass may assume up to $165,000 in pre-agreement debt of the registrant.

    A copy of the Agreement including all material exhibits and related instruments accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference.

     (b)(i)    To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the Agreement, and the share holdings of the then members of management:

NAME	POSITIONS HELD	SHARES OWNED	PERCENTAGE
Morgan First Guaranty		650,632	32.7%
Dean Kalivas		221,215	11.1%
Christopher Dieterich		160,000	8.0%
J.W. Brown		156,153	7.8%
William Doehne	President/Director	110,000	5.5%
Coya Cady	Secretary/Director	80,000	4.0%
Officers & Directors as a group		190,000	9.5%

        (b)(ii)    To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the Agreement, and the share holdings of the new members of management:

NAME	POSITIONS HELD	SHARES OWNED	PERCENTAGE
Douglas Denoff	Director	4,000,000	19.5%
W.L. Perdue		4,000,000	19.5%
Inder Singh	Director	4,453,900	21.7%
M. Yaqub Mirza	Director	1,246,068	6.1%
Len Hartkemeier	Director	66,667	0.33%
OP, LLC		1,250,000	6.1%
Christopher Dieterich		1,160,000	5.7%
Officers & Directors as a group		9,766,635	47.6%

    The consideration exchanged under the Agreement was negotiated at "arms length," and the directors and executive officers of the Registrant used criteria used in similar uncompleted proposals involving the Registrant in comparison to those of Pocketpass; Pocketpass's present and past business operations; the future potential of Pocketpass; its management; and the potential benefit to the stockholders of the Registrant. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

    No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in Pocketpass or were Pocketpass stockholders prior to the completion of the Agreement.

        (b) The Registrant is a successor to and intends to continue the business operations conducted and intended to be conducted by Pocketpass, consisting of the production and distribution of stored value, pocket-sized, personalized, re-loadable cards and digitally encrypted media transfer technology.

MANAGEMENT

Directors and Executive Officers

The members of the Board of Directors of Pocketpass serve until the next annual meeting of the stockholders or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. The following are the directors and executive officers of Pocketpass:

NAME	POSITION	HELD POSITION SINCE
Len Hartkemeier	Director	September 12, 2003
Douglas Denoff	Director	September 12, 2003
Christopher Haigh	President/CEO/Director	September 12, 2003
M. Yaqub Mirza	Director	September 12, 2003
Inder Singh	Director	September 12, 2003

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Businesses Acquired.

        Attached hereto.

    (b) Pro Forma Financial Information.

        Attached hereto.

    (c) Exhibits.

        None.

Item 8. Change in Fiscal Year

    None/Not Applicable

Item 9. Regulation FD Disclosure

    None/Not Applicable

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         SECURE SIGN, INC.

Dated: October 14, 2004                                                             /s/ Christopher Haigh

                                                                                                             Christopher Haigh,

                                                                                                             President, CEO & Director

Financial Statements

(a)  Financial Statements of Businesses Acquired.

Table of Contents

Independent Auditor's Report

Balance Sheets

Statements of Operations

Statements of Cash Flows

Statements of Changes in Stockholder's Deficiency

Notes to Financial Statements

(b) Pro Forms Financial Information

Unaudited Proforma Consolidated Balance Sheets as of September 30, 2003

Unaudited Proforma Consolidated Statements of Operations for the Year Ended September 30, 2003

INDEPENDENT AUDITORS' REPORT

To the Board of Directors

 of PocketPass.Com, Inc:

We have audited the accompanying balance sheets of PocketPass.Com, Inc. (the "Company"), as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders' deficiency and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of PocketPass.Com, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company had a net loss from operations of $631,796 and net cash used in operations of $357,552 for the year ending December 31, 2003 and the Company had a working capital deficiency of $1,907,901, stockholders' deficiency of $1,871,537 as of December 31, 2003 that raise substantial doubt about its ability to continue as a going concern.  Management's plan in regards to these matters is also described in Note 2.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEINBERG & COMPANY, P.A.

Boca Raton, Florida

June 28, 2004

POCKETPASS.COM, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

BALANCE SHEET

December 31, 2003 and 2002

	December 31,
	2003	2002
ASSETS

Current Assets
Cash	$ 47,010	$ 83,376
Accounts receivable net of allowance for doubtful accounts of $1,405 and $641 for
2003 and 2002 respectively	-	968
Interest receivable on related party receivable	4,785	1,285
Receivable from related party	35,000	35,000
Prepaid expenses and other	-	17,557
Total Current Assets	86,795	138,186

Property and Equipment
Cost	79,790	77,290
Accumulated depreciation	(77,426)	(63,111)
Net	2,364	14,179

Work in Progress - software	34,000	-

Total Assets	$ 123,159	$ 152,365

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Accounts payable and accrued liabilities	$ 234,123	$ 96,616
Accrued interest on related party notes payable	242,887	135,490
Notes payable to related parties	1,254,000	1,160,000
Payable to SVC Financial Services, Inc.	263,686	-
Total Current Liabilities	1,994,696	1,392,106

Stockholders' Deficiency
Preferred Stock:
Series A cumulative convertible - $.001 stated value; 1,500,000 shares authorized, issued and outstanding (liquidation preference over all other classes of stock
of $.373333 per share)	56,000	56,000
Series B cumulative convertible - $.001 stated value; 200,000 shares authorized, issued and outstanding (liquidation preference over all other classes of stock
except Series A Preferred Stock, of $0.10 per share)	20,000	20,000
Series C cumulative convertible - $.28 stated value; 2,000,000 shares authorized, issued and outstanding (liquidation preference over common stock of $0.88 per
share)	560,000	560,000
Common stock, $.001 stated value; 25,000,000 shares authorized,
9,169,051 issued and outstanding	172,690	172,701
Additional paid in capital	1,069	1,058
Deficit accumulated during the development stage	(2,681,296)	(2,049,500)
Total Stockholders' Deficiency	(1,871,537)	(1,239,741)

Total Liabilities and Stockholders' Deficiency	$ 123,159	$ 152,365

The accompanying notes are an integral part of these financial statements.

POCKETPASS.COM, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF OPERATIONS

For the Years Ended December 31, 2003 and 2002 and the

Period from Inception (August 23, 1999) to December 31, 2003

	Year ended December 31,		Inception (August 23, 1999) to December 31, 2003
	2003	2002

Revenues	$ 17,146	$ 3,313	$ 50,293
Cost of Goods Sold	(14,508)	(34,353)	(48,861)
Gross Profit	2,638	(31,040)	1,432

Expenses:
Salaries	151,929	55,886	800,369
Professional Fees	292,663	157,571	873,203
Facilities	36,888	12,857	153,475
Marketing	16,541	13,190	45,698
Other	40,071	34,471	512,029
Depreciation	14,315	18,829	77,426
Total Expenses	552,407	292,804	2,462,200

Net loss from operations	(549,769)	(323,844)	(2,460,768)

Other (Income) Expense:
Interest Expense	107,787	75,938	277,312
Financing fees	8,675	42,500	51,175
Gain on extinguishment of debt	(31,637)	(18,452)	(50,089)
Interest Income	(3,598)	(2,646)	(6,244)
Total Other (Income) Expense	81,227	97,340	272,154

Net loss before income taxes and minority interest in net loss of subsidiary	(630,996)	(421,184)	(2,732,922)

Income taxes	800	800	2,400

Net loss before minority interest in net loss of subsidiary	(631,796)	(421,984)	(2,735,322)

Minority interest in net loss of subsidiary	-	-	27,015

Net Loss	$ (631,796)	$ (421,984)	$ (2,708,307)

Basic and diluted loss per common share	$ (0.07)	$ (0.05)

Weighted average shares outstanding, basic and diluted	9,169,051	9,163,707

The accompanying notes are an integral part of these financial statements.

POCKETPASS.COM, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF CASH FLOWS

For the Years Ended December 31, 2003 and 2002 and the

Period from Inception (August 23, 1999) to December 31, 2003

	Year ended December 31,		Inception (August 23, 1999) to December 31, 2003
	2003	2002
Cash flows from operating activities:
Net loss	$ (631,795)	$ (421,984)	$ (2,708,308)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation	14,315	18,829	77,426
Issuance of common stock for services	-	1,069	1,069
Loss on disposal of fixed assets	-	-	13,615
Increase bad debts expense	10,211	2,151	12,362
Gain on extinguishment of debt	(31,637)	(18,452)	(50,089)
Decrease (Increase) in accounts receivable	(9,243)	3,118	(12,362)
Decrease (Increase) in interest receivable on related party receivable	(3,500)	(1,285)	120,396
Decrease (Increase) in prepaid expenses and other	17,557	(17,557)	-
Increase (Decrease) in accounts payable and accrued liabilities	169,144	1,946	284,208
Increase in accrued interest payable	107,397	75,453	242,887
Net cash (used in) operating activities	(357,552)	(356,712)	(2,018,796)

Cash flows from investing activities:
Minority investment in subsidiary	-	(18,986)	-
Loan to related party	-	(35,000)	(35,000)
Purchase of fixed assets	(2,500)	-	(93,404)
Work in process - software	(34,000)	-	(34,000)
Net cash (used in) investing activities	(36,500)	(53,986)	(162,404)

Cash flows from financing activities:
Borrowings on related party notes payable	94,000	324,819	1,128,819
Proceeds from issuance of preferred stock	-	-	636,000
Increase in payable to SVC Financial Services, Inc.	263,686	-	263,686
Proceeds from issuance of common stock	-	-	172,690
Net cash provided by financing activities	357,686	324,819	2,201,195

Adjustment to retained earnings for disposal of subsidiary	-	27,015	27,015

Increase (Decrease) in cash	(36,366)	(58,864)	47,010

Cash and beginning of period	83,376	142,240	-

Cash at end of period	$ 47,010	$ 83,376	$ 47,010

Supplemental Cash Flow Information:
Cash paid for income taxes	$ -	$ 2,730	$ 3,530

The accompanying notes are an integral part of these financial statements.

POCKETPASS.COM, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)

For the Years Ended December 31, 2003 and 2002 and the

Period from Inception (August 23, 1999) to December 31, 2003

	Common Stock		Series A Preferred Stock		Series B Preferred Stock		Series C Preferred Stock		Additional Paid In Capital	Accumulated Deficit	Total Shareholders' Equity (Deficiency)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Common stock issued	8,939,164	$ 98,499									$ 98,499

Preferred Series A issued			1,500,000	$ 56,000							56,000

Preferred Series B issued					200,000	$ 20,000					20,000

Net loss - 1999										$ (113,447)	(113,447)

Balance at December 31, 1999	8,939,164	98,499	1,500,000	56,000	200,000	20,000	-	-	-	(113,447)	61,052

Common stock issued	106,342	24,376									24,376

Preferred Series C issued							2,000,000	$ 560,000			560,000

Net loss - 2000										(1,258,947)	(1,258,947)

Balance at December 31, 2000	9,045,506	122,875	1,500,000	56,000	200,000	20,000	2,000,000	560,000	-	(1,372,394)	(613,519)

Common stock issued	112,857	49,815									49,815

Net loss - 2001										(282,135)	(282,1354)

Balance at December 31, 2001	9,158,363	172,690	1,500,000	56,000	200,000	20,000	2,000,000	560,000	-	(1,654,531)	(845,841)

Common stock issued for services	10,688								$ 1,069		1,069

Net loss - 2002										(421,984)	(421,984)
Equity adjustment from disposal of subsidiary										27,015	27,015

Balance at December 31, 2002	9,169,051	172,690	1,500,000	56,000	200,000	20,000	2,000,000	560,000	1,069	(2,049,498)	(1,239,741)

Net loss - 2003										(631,796)	(631,796)

Balance at December 31, 2003	9,169,051	$172,690	1,500,000	$ 56,000	200,000	$ 20,000	2,000,000	$560,000	$ 1,069	(2,681,296)	$ (1,871,537)

The accompanying notes are an integral part of these financial statements.

PocketPass.com, Inc.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

Pocketpass.com., Inc. (the Company), was incorporated under the laws of the state of California on August 23, 1999.

The Company is a transaction management company that provides integrated financial services and value-added software for accelerating sales. The Company has pioneered a scalable, integrated media and transaction management solution, the Mazarin Media Platform, that provides rapid application delivery for any size organization. The Company enables its customers to deliver smart applications that inspire consumers to make immediate, informed decisions. The Company solutions have a broad range of applicability and provide tremendous value to the music and entertainment, political, non-profit, research and testing, and corporate and consumer marketing areas. Since inception, the Company has devoted substantially all of its efforts to activities such as financial planning, capital raising and product development and has not recorded any significant revenue. Accordingly, the Company is in the development stage, as defined by the Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises."

Revenue Recognition - The Company recognizes revenue from sale or use of its products ratably over applicable contract periods or as services are performed.

Accounts Receivable - The Company grants credit to its customers and performs ongoing credit evaluation. The Company generally does not require collateral or charge interest.

Allowance for Doubtful Accounts - The Company establishes an allowance for doubtful accounts on a case-by-case basis when it believes the required payment of specific amounts owed is unlikely to occur after a review of historical collection experience, subsequent collections and management's evaluation of existing economic conditions.

Advertising - Advertising costs are expensed in the year incurred. There have been no advertising expenses for the years ended December 31, 2003 and 2002.

Fixed Assets - Property and equipment are stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance and repairs are charged to expense as incurred. Whenever an asset is retired or disposed of, its cost and accumulated depreciation or amortization is removed from the respective accounts and the resulting gain or loss is credited or charged to income.

Depreciation is computed using the straight-line and declining-balance methods over the following estimated useful lives:

        Computers - 3 years

        Machinery and equipment - 5 to 12 years

        Furniture and Fixtures - 3 years

Intangible Assets - Costs associated with software and marketing rights are capitalized and amortized using the straight-line method over fifteen years.

Stock-Based Compensation - Statement on Accounting Financial Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation", encourages, but does not require companies to record compensation costs for stock-based employee compensation plans at fair value. The Company has chosen to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. Accordingly, compensation costs for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

Contingencies - Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed. As of December 31, 2003 there are no matters that warrant disclosure in the financial statements.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.

Concentration of Credit Risk - Financial instruments, which subject the Company to credit risk, consist primarily of cash equivalents and trade accounts receivable arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions, however, cash balances have exceeded the FDIC insured levels at various times during the year. The Company actively evaluates the creditworthiness of the customers with which it conducts business through credit approvals, credit limits and monitoring procedures.

Impairment of Long-Lived Assets - The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset are less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value.

Earnings (Loss) Per Share - Basic and Diluted Earnings (Loss) per share are based on the weighted average number of shares of common stock and common stock equivalents outstanding during each period. Earnings per share are computed using the treasury stock method. The options to purchase common shares are considered to be outstanding for all periods presented but are not calculated as part of the diluted loss per share because their effect would be anti-dilutive.

Income Taxes - Income taxes have been provided based upon the tax laws and rates n the countries in which operations are conducted and income is earned. The income tax rates imposed by the taxing authorities vary. Taxable income may vary from pre-tax income for financial accounting purposes. There is no expected relationship between the provision for income taxes and income before income taxes because the countries have different taxation rules, which vary not only to nominal rates but also in terms of available deductions, credits and other benefits. Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities using the applicable tax rates in effect at year end as prescribed by SFAS 109 "Accounting for Income Taxes".

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has no established source of revenue, has experienced net operating losses of $2,708,307 since inception, had a net loss of $631,796 and a negative cash flow from operations of $357,552 for the year ended December 31, 2003, and has working capital and stockholder's deficiencies of $1,907,901 and $1,871,537 respectively, as of December 31, 2003. These factors raise substantial doubt about the Company's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty. Management is currently in the process of seeking additional funding, renegotiating the terms of its debt and expanding sales to achieve positive operating cash flows. However, there can be no assurances that management will succeed in its efforts to obtain additional funding or generate sufficient cash flows from operations that will sustain its operations.

NOTE 3 - FIXED ASSETS

Property, plant and equipment consist of the following as of December 31, 2003 and 2002:
	2003	2002
Computer equipment	$ 50,517	$ 48,017
Software	27,195	27,195
Furniture and equipment	2,078	2,078
Total	79,790	77,290
Less: Accumulated Depreciation	(77,426)	(63,111)
	$ 2,364	$ 14,179

Depreciation expense was $14,315 for 2003 and $18,829 for 2002

Work in progress consisted of $34,000 of installment payments for the development of software as of December 31, 2003. Estimated completion date is May 10, 2004 and estimated cost at completion is $41,000.

NOTE 4 - INCOME TAXES

Significant components of the Company's deferred income tax assets at December 31, 2003 and 2002 are as follows:

	2003	2002

Deferred income tax asset:
Deferred income tax asset	$ 920,824	$ 696,830
Valuation allowance	(920,824)	(696,830)
Net deferred income tax asset	$ -	$ -

The Company, based upon its history of losses during its development state and management's assessment of when operations are anticipated to generate taxable income, has concluded that it is more likely than not that none of the net deferred income tax assets will be realized through future taxable earnings and has established a full valuation allowance for them.

Reconciliation of the effective income tax rate to the U.S. statutory rate is as follows:

	2003	2002

Tax expense at the U.S. statutory income tax rate	(34.0)%	(34.0)%
Increase in the valuation allowance	34.0	34.0
Effective income tax rate	-	-

The Company has available net operating loss carry forwards of $2,708,307 for U.S. federal income tax purposes. These operating loss carry forwards will expire at various dates through the year 2022.

NOTE 5 - RELATED PARTY TRANSACTIONS

The $35,000 Receivable from Related Party at December 31, 2003 and December 31, 2002 is due from SVC Financial Services, Inc. which acquired the Company on October 1, 2003 (See Note 10).

The $263,686 payable at December 31, 2003 is an unsecured, non-interest bearing payable to SVC Financial Services, Inc. which acquired the Company on October 1, 2003 (See Note 10)

Notes payable to related parties are due to five principal shareholders or to entities controlled by the principal shareholders. The related party notes payable consist of the following at December 31:
	2003	2002
8% per annum convertible promissory note due and payable on August 13, 2004. This note is secured by substantially all of the assets of the Company (a)	$799,000	$710,000
10% per annum convertible promissory note due and payable on August 13, 2004. This note is secured by substantially all of the assets of the Company (b)	450,000	450,000
Note due Chris Dieterich	5,000	0
	$1,254,000	$1,160,000

Subsequent to December 31, 2003 and after the acquisition of Pocketpass (See Note 10):

(a) The holders of the $590,000 of principal of the 8% promissory note (and $161,265 of accrued interest) converted their debt into 5,008,427 shares of common stock of SVC Financial Services, Inc. in February, 2004. The remaining indebtedness of $218,500 was renegotiated in February, 2004, such that the due dates on this debt, plus accruing interest, were postponed until February, 2005.

(b) The holder of the 10% note ($450,000 above, $537,625 at date of renegotiation) agreed to a conversion price, at the holders' election, of $0.75 per share. That holder received an additional 1,000,000 warrants, with 2 exercise prices, dependent upon payment type, of either $0.375 if cash, or $0.60 if "in kind" securities were exchanged. The term of the warrants is 3 years, commencing April 30, 2004. (See Note 7)

A major shareholder provides legal services to the Company. The charges for such legal services amounted to $102,877 for the year ended December 31, 2003. Amounts due this shareholder amounted to $52,877 at December 31, 2003 and are included in accounts payable and accrued expenses.

A director provides marketing and business consulting services to the Company. The charges for such marketing and business consulting services amounted to $53,900 and $9,300 for the years ended December 31, 2003 and 2002, respectively. The director also provided consulting services that amounted to $20,000 for December 31, 2003. Amounts due this director amounted to $63,200 and $9,300 at December 31, 2003 and 2002, respectively and are included in accounts payable and accrued expenses.

NOTE 6 - PREFERRED STOCK

The holder of each share of Preferred Stock has full voting rights and powers equal to the voting rights and power of Common Stock holders. Each series of Preferred Stock has different liquidation preferences and conversion features as follows:

Series A - Series A preferred stock has a liquidation preference of $0.373333 per share over Series B, Series C and Common Stock. Additionally, holders of Series A preferred stock may convert their Preferred Stock to Common Stock at a conversion price of $0.0377333.

Series B - Series B preferred stock has a liquidation preference of $0.10 per share over Series C and Common Stock. Additionally, holders of Series B preferred stock may convert their Preferred Stock to Common Stock at a conversion price of $0.10.

Series C - Series C preferred stock has a liquidation preference of $0.88 per share over Common Stock. Additionally, holders of Series C preferred stock may convert their Preferred Stock to Common Stock at a conversion price of $0.18.

NOTE 7 - STOCK OPTION PLAN AND WARRANTS

EMPLOYEE STOCK OPTION PLAN

The Company applies APB Opinion No. 25 and related interpretations in accounting for its stock options. Accordingly, no compensation cost is recognized when the exercise price of the options issued is equal to or greater than the estimated fair value of the common stock at the date of grant.

On December 8, 1999 the Company adopted the 1999 Stock Option Plan (the "Plan"), which provided for the issuance of options to employees, officers, directors and consultants to purchase up to 5,000,000 shares of common stock.

The Company estimates that the fair value of options granted is nominal based upon the lack of marketability of Company shares, the significant operating losses since inception, and its development stage enterprise status. Accordingly, fair value of the options granted is estimated to be $.01.

A summary of option activity during the years ended December 31, 2002 and 2003 is as follows:
	Number of Options	Weighted Average Exercise Price

Balance outstanding at January 1, 2002	3,050,000	$0.01
Granted	238,900	0.26
Exercised	-	-
Expired	-	-
Balance outstanding at December 31, 2002	3,288,900	0.03
Granted	35,000	0.10
Exercised	-	-
Expired	(2,990,000)	-
Balance outstanding at December 31, 2003 (1)	333,290	$(0.05)

(1) These options were assumed by SVC Financial Services, Inc. at date of merger (See note 10) and expire in varying amounts through 2010.

WARRANTS

A summary of warrant activity during the years ended December 31, 2002 and 2003 is as follows:

	Number of Warrants	Weighted Average Exercise Price

Balance outstanding at January 1, 2002	2,520,000	$0.02
Granted	3,850,000	0.15
Exercised	-	-
Expired	-	-
Balance outstanding at December 31, 2002	6,370,000	0.10
Granted	3,900,000	0.14
Exercised	-	-
Balance outstanding at December 31, 2003 (1)	10,270,000	$0.10-$0.15

(1) These warrants were assumed by SVC Financial Services, Inc. at date of merger (See note 10) and expire in varying amounts through 2009.

During 2002, 3,850,000 warrants were granted at which time there was no market for the common stock of PocketPass, and therefore, the warrant exercise prices were believed to be at or above market. During the period from March, 2003 to November 2003, in which an additional 3,900,000 warrants were issued, the holders of PocketPass securities were, by merger exchange contract, entitled to a one-for-one exchange with SVC Financial Services, Inc., the public entity now renamed SVC Financial, for which there was an active market. Therefore, the warrants were negotiated with that market price under consideration, and at all issuance dates the warrant price was in excess of the "bid" price for the trading securities.

The Company estimates that the fair value of all warrants granted at the grant date is nominal based upon the lack of marketability of Company shares, the significant operating losses since inception, the lack of comparison to a market price of public company stock for which these warrants could be exchanged or exercised, and its development stage enterprise status.

NOTE 8 - GAIN ON EXTINGUISHMENT OF DEBT

In 2003 an agreement was reached with: Austin Michaels, LTD a recruiter, to cancel debt of $26,666 in accordance with the term of the agreement regarding longevity of the person recruited, and with Manatt Phelps Phillips to cancel debt in the amount of $4,971.

In 2002 an agreement was reached with Exodus Communications to cancel debt of $18,452.

NOTE 9 - LITIGATION AND CONTINGENCIES

The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

NOTE 10 - BUSINESS COMBINATION

On March 7, 2003, the Company entered into a Share Exchange Agreement with SVC Financial Services, Inc., an inactive public reporting company. The agreement stated that, subject to certain conditions, SVC Financial Services will acquire all of the issued and outstanding shares of the Company in exchange for approximately 25,000,000 restricted shares of SVC Financial Services's common stock. As of October 1, 2003, these conditions were met and the share exchange was consummated. The business combination resulting from this agreement will be accounted for as a recapitalization with Pocketpass.com deemed to be the accounting acquirer.

NOTE 11 - COMMITMENTS

The Company leases office space under non-cancelable operating leases on a month to month basis. Rental expense for the years ended December 2003 and 2002 totaled $29,903 and $10,038 respectively.

NOTE 12 - SUBSEQUENT EVENTS

Subsequent to December 31, 2003 and after the acquisition of Pocketpass by SVC Financial Services, Inc., the Company entered into the following transactions:

On February 28, 2004, SVC completed an early round of funding, via private placement under Rule 506, raising a total of $285,500. For each dollar invested, investors received four shares of restricted common stock and three sets of 4 warrants: one set allowing the purchase of an additional share of stock for $0.50 within 6 months of the original investment, a second set allowing for the purchase of an additional share of stock for $0.75 within 12 months of investment and a final set allowing for the purchase of an additional share of stock for $1.00 within 18 months of the original investment. 1,142,000 units were sold such that there were 1,142,000 of each of the 3 different warrants issued to investors, along with 1,142,000 shares of restricted common stock. Of the warrants issued in this placement, 176,000 of the $0.50 round have been exercised, for cash, bringing SVC an additional $88,000. 4,000 of the $0.75 warrants have been exercised, creating 4,000 additional shares of stock for $3,000 in cash to the Company. These exercises were under the auspices of Rule 506 allowing for the issuance of restricted securities without registration.

Between March 15, 2004 and April 30, 2004, an additional $90,000 was raised via private placement. Each investor in this placement acquired, for $0.50, one share of stock and 2 warrants, one allowing for exercise within 6 months of investment at $0.75 per share and the other allowing for exercise within 12 months at a price of $1.00 per share. 180,000 shares were issued under this placement.

In late March, 2004, SVC entered into a binding letter of intent to acquire "XML Author", a corporation, from its shareholders, Rob Adamson and John Wunderli. The terms of the acquisition call for the payment of $400,000 in cash and an additional $400,000 in common stock of the Company, appraised at the closing and again one year later, to assure that their market value is at least $400,000. An initial payment of $25,000 was due and paid on acceptance of the Letter of Intent, and an additional $5,000 per month has been paid and will be paid pending official closing. These sums are credited towards the total purchase price.

In February, 2004, SVC granted 1,000,000 warrants to further extend the repayment of certain debt owed (see note 5). The holder of that debt, Transfund Ventures, received an additional 1,000,000 warrants, with 2 exercise prices, dependent upon payment type, of either $0.375 if cash, or $0.60 if "in kind" securities were exchanged. The term of the warrants is 3 years, commencing April 30, 2004.

(b) Pro Forma Financial Statements.

The pro-forma unaudited financial statements reflect the effect of the Share Purchase Agreement as of September 30, 2003, for Balance Sheet purposes, and for the year ending September 30, 2003 for Statements of Operations purposes. The unaudited pro-forma financial data and the notes thereto should be read in conjunction with our historical financial statements. The unaudited pro-forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro-forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the transactions had actually occurred on the indicated date.

SVC FINANCIAL SERVICES, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

PRO FORMA CONDENSED BALANCE SHEETS

December 31, 2003

UNAUDITED

	Secure Sign September 20, 2003	Pocketpass December 31, 2003	Proforma Adjustments		SVC Consolidated December 31, 2003
ASSETS
Current Assets
Cash	$ -	$ 47,010			$ 47,010
Interest receivable on related party receivable		4,785	$ (4,785)		-
Receivable from related party	5,000	35,000	(35,000)		5,000
Total Current Assets	5,000	86,795	(39,785)		52,010

Property and Equipment
Cost		79,790			79,790
Accumulated Depreciation		(77,426)			(77,426)
Net	-	2,364	-		2,364

Construction in progress		34,000			34,000
Investment in Subsidiaries	5				5

Total Assets	5,005	123,159	$ (39,785)		88,379

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Accounts payable and accrued liabilities	$136,803	$234,123			$355,048
Accrued Interest on related party notes payable	4,785	242,887	(4,785)	(1)	242,887
Notes Payable to related parties	35,000	1,254,000	(35,000)	(1)	1,254,000
Payable to SVC Financial Services, Inc.		263,686	(263,686)	(2)	-
Total Current Liabilities	176,588	1,994,696	(303,471)		1,867,813

Stockholders' Deficiency:
Preferred Stock:
Class A, no par value, 5,000,000 shares authorized, none issued and
outstanding	-				-
Series A cumulative convertible - $.001 stated value; 1,500,000 shares authorized, issued and outstanding (liquidation preference over all
other classes of stock of $0.373333 per share)		56,000	(56,000)		-
Class B, $1 par value, 2,000,000 shares authorized, none issued and
outstanding	-				-
Series B cumulative convertible - $.001 stated value; 200,000 shares authorized, issued and outstanding (liquidation preference over all
other classes of stock, except Series A preferred stock, of $0.10/share)		20,000	(20,000)		-
Series C cumulative convertible - $.28 stated value; 2,000,000 shares authorized, issued and outstanding (liquidation preference over
common stock of $0.88 per share)		560,000	(560,000)	(3)	-
Common stock, no par value, 50,000,000 shares authorized,
26,923,087 shares issued and outstanding	3,744,183				3,744,183
Common stock, $.001 stated value; 25,000,000 shares authorized, issued
9,169,051 shares issued and outstanding		172,690	(179,721)	(3)	(7,031)
Additional paid in capital		1,069	(3,100,045)	(3)	(3,098,976)
Common stock issuable			263,686	(2)	263,686
Deficit accumulated during the development stage	(3,915,766)	(2,669,399)	$ 3,915,766	(3)	(2,669,399)
Total Stockholders' Deficiency	(171,583)	(828,692)	263,686		(1,00,275)

Total Liabilities and Stockholders' Deficiency	$ 5,005	$ 123,159	(39,785)		$ 88,379

(1) To eliminate intercompany payables and receivables

(2) To reclassify funds collected by Pocketpass on behalf of SVC for sales of its common stock

(3) To reflect recapitalization of SVC as a result of share exchange agreement with Pocketpass.

SVC FINANCIAL SERVICES, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

UNAUDITED

	Secure Sign September 30, 2003	Pocketpass December 31, 2003	Proforma Adjustments		SVC Consolidated December 31, 2003

Revenues	$ -	$ 17,146			$ 17,146
Cost of Goods Sold		14,508			14,508
Gross Profit	-	2,638			2,638

Expenses:
Salaries	18,000	151,929			169,929
Professional Fees	47,605	292,663			340,268
Facilities	3,000	36,888			39,888
Marketing		16,541			16,541
Other		40,071			40,071
Depreciation	500	14,315			14,815
Total Expenses	69,105	552,407	-		621,512

Net loss from operations	(69,105)	(549,769)	-		(618,874)

Other (Income) Expense:
Interest Expense	3,988	107,786	$ (3,500)	(1)	96,377
Financing fees		8,675			8,675
Other Expense	1,047,423				1,047,423
Gain on Extinguishment of Debt	(201,852)	(31,637)			(233,489)
Interest Income	(45,965)	(3,598)	3,500	(1)	(46,063)
Total Other (Income) Expense	803,594	81,226	-		872,923

Net loss before income taxes	(872,699)	(630,995)			(1,491,797)

Income taxes	-	800			800

Net Loss	$ (872,699)	$ (631,795)			$ (1,492,597)

Basic loss per common share, basic and diluted	$ (0.44)	$ (0.05)			$ (0.06)

Weighted Average Shares Outstanding, basic and diluted	1,989,251	12,679,159			26,923,087